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Exhibit 99.1:  Certification of Periodic Reports

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Family Steak Houses of Florida, Inc.'s (the "Company") Annual Report on Form 10-K for the period ending January 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glen F. Ceiley, Principal Executive Officer/Chairman of the Board of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,:
     (1). The Report fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 19, 2003       By:    /s/ Glen F. Ceiley
                                   Glen F. Ceiley
                                   Principal Executive Officer/
                                   Chairman of the Board


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